Phoenix Today December 2007

Important Disclosures
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These include statements relating to trends in, or representing management’s beliefs about our future strategies, operations and financial results, as well as other statements including, but not limited to, words such as “anticipate,” “believe,” “plan,” “estimate,”
“expect,” “intend,” “may,” “should” and other similar expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us. They are not guarantees of future performance. Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: (i) movements in the equity markets and interest rates that affect our investment results, the fees we earn from our assets under management, the demand for our variable products and our pension funding obligations; (ii) the possibility that mortality rates or persistency may differ significantly from our pricing expectations; (iii) the availability, pricing and adequacy of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (iv) our dependence on non-affiliated distributors for our product sales, (v) downgrades in the financial strength ratings of our subsidiaries or in our credit ratings; (vi) our dependence on third parties to maintain critical business and administrative functions; (vii) the ability of independent trustees of our mutual funds and closed-end funds, intermediary program sponsors, managed account clients and institutional asset management clients to terminate their relationships with us; (viii) our ability to attract and retain key personnel in a competitive environment; (ix) the poor relative investment performance of some of our equity management strategies and the resulting outflows in our assets under management; (x) the possibility that the goodwill or intangible assets associated with our asset management business could become impaired, requiring a charge to earnings; (xi) heightened competition, including with respect to pricing, entry of new competitors and the development of new products and services by new and existing competitors; (xii) our primary reliance, as a holding company, on dividends and other payments from its subsidiaries to meet debt payment obligations, particularly since our insurance subsidiaries’ ability to pay dividends is subject to regulatory restrictions; (xiii) the potential need to fund deficiencies in our closed block; (xiv) legislative, regulatory, accounting or tax developments that may affect us directly, or indirectly through the cost of, or demand for, our products or services; (xv) legal or regulatory actions; and (xvi) other risks and uncertainties described herein or in any of our filings with the SEC.
We undertake no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise. In managing our business, we analyze our performance on the basis of “operating income” which does not equate to net income as determined in accordance with GAAP. Rather, it is the measure of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income, and measures that are derived from or incorporate operating income, are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business. Operating income is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income if, in our opinion, they are not indicative of overall operating trends. The criteria used to identify an item that will be excluded from operating income include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances.  Items excluded from operating income may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income in accordance with GAAP. Accordingly, operating income, and other measures that are derived from or incorporate operating income, are not substitutes for net income, or measures that are derived from or incorporate net income, determined in accordance with GAAP and may be different from similarly titled measures of other companies.
Within our Asset Management segment, we also consider earnings before interest, taxes, depreciation and amortization (“EBITDA”).  Our management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax operating income before depreciation and amortization of goodwill and intangibles. Total operating return on equity (“ROE”) is an internal performance measure used in the management of our operations, including our compensation plans and planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of historic capital.
ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. Total operating return on tangible equity ("return on tangible equity") is also an internal performance measure used in the evaluation of our operations.  Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of current capital.  Return on tangible equity is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R, discontinued operations and the carrying value of goodwill and intangible assets.
This presentation also refers to Morningstar Ratings TM for certain of our funds.  Morningstar Ratings are for Class A shares only.  Ratings for other share classes may vary.
For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top
10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Ratings metrics. Morningstar Ratings are for
Class A shares only; other classes may have different performance characteristics.  Morningstar Ratings reflect a fund’s past performance, which is no guarantee of future results.
More detailed financial information, including reconciling information regarding our non-GAAP financial measures, can be found in our financial supplement for the third quarter of 2007, which is available on our Web site, www.phoenixwm.com in the Investor Relations section.

Phoenix Today
•
Improved Financial Performance
•
Substantial Market Opportunities to Sustain Growth
•
Focused Strategies to Seize Those Opportunities
•
Life and Annuity
•
Asset Management
•
Financial Goals: Continued Earnings Growth and Competitive ROE

Financial Performance
Phoenix in 2002-03
•
Depressed Profitability
Phoenix Today
•
Substantially Improved Profitability
•
Inconsistent Earnings
•
Concentrated Balance Sheet
Exposures
•
Uneven Performance by Business
•
Sustained Double-Digit (~20%)
Earnings Growth
•
“Double A” Balance Sheet
•
Improvement Across All Businesses

Total Operating Income
-$6.2
$86.4
$108.4
$99.9
$55.6
$119.4
2003 2004 2005 2006 YTD
Q306
YTD
Q307
$57.3
$80.6
$101.7
$88.2
$51.9
$106.7
2003 2004 2005 2006 YTD
Q306
YTD
Q307
Total Net Income
Strong Earnings Growth
$ in millions

Improvement Across All Businesses
$ in millions
Life and Annuity
$138.1
$163.3
Asset
Management
Corporate /
Other
$(26.7)
$5.5
($35.0)
$(45.6)
YTD 3Q06 YTD 3Q07
YTD 3Q06 YTD 3Q07 YTD 3Q06 YTD 3Q07
Operating Income, Before Income Taxes

2004 2005 2006 YTD
Q306
YTD
Q307
2004 2005 2006 YTD
Q306
YTD
Q307
Structured Products
Institutional
Improvement Across All Businesses
2004 2005 2006 YTD
Q306
YTD
Q307
2004 2005 2006 YTD
Q306
YTD
Q307
1. Life and annuity sales exclude private placements
2. Annuity deposits exclude discontinued products
Institutional & Structured Product Sales
Life Sales¹
Annuity Deposits
1, 2
Retail Sales
$ in millions
Annualized Premium
Single Premium
Managed Accounts
Mutual Funds
$145
$193
$329
$230
$256
11%
$423
$313
$415
$294
$430
46%
$2,887
$6,547
$4,033
$3,015
$3,196
$3,791
$3,783
$2,649
$3,986
$3,709
6%
50%

6.675% senior
notes maturing 02/08
310%
339%
418%
439%
>400%
2003 2004 2005 2006 3Q07
PLIC Risk-Based Capital Ratio
21.4%
23.5%
27.3%
25.5%
24.7%
2003 2004 2005 2006 YTD 3Q07
Strengthened Balance Sheet
$962
$1,028
$1,096 $1,120 $1,123
2003 2004 2005 2006 3Q07
PLIC Statutory Surplus + AVR Debt / Capital
Goodwill / Intangibles as a % of Equity
$ in millions
39%
36%
38%
32%
30%
2003 2004 2005 2006 3Q07

Public 74%
Private 26%
Well-Positioned Investment Portfolio
Bonds $12,161
78%
Policy Loans $2,367
15%
Cash & Short-Term $363 2%
Venture Capital $165 1%
Stock $204 1%
Mortgages & Real Estate $65 1%
Other Invested Assets $339 2%
September 30, 2007
$ in millions
Invested Assets: $15.7 Billion
BIG 7.7%
Corporate
Bonds
45%
RMBS
11%
CMBS
9%
ABS
7%
Other
6%

Aaa, Aa 0.60% 0.42%
A 0.40 0.31
Baa 0.30 0.27
Ba 0.15 0.15
B 0.10 0.08
Issuer
Corporate Bond Exposure Largest
Quality Rating
Limits¹
Holding¹
Bond Portfolio Diversified by Issuer
September 30, 2007
1.  Percentages relative to fixed income portfolio

Residential MBS Exposure High Quality and
Diversified
September 30, 2007
Percentages based on market value
$ in millions
0.1% 2.6% 1.7% 3.7% 91.9% 13.2% $2,057.4 $2,135.1 Total
0.5% 1.9% 0.7% 2.7% 94.2% 1.7% 271.6 281.9 Subprime
- 2.9% 6.9% 13.8% 76.4% 2.0% 311.9 333.3 ALT-A
- 6.0% 1.7% 3.7% 88.6% 4.4% 682.6 710.5 Prime
- - - - 100.0% 5.1% $791.3 $809.4 Agency
Ba and
below Baa A Aa Aaa
% General
Account
Market
Value
Book
Value Collateral
•
Subprime exposure is modest at 1.7% of assets
•
Holdings are very high quality
•
Lower quality, recent vintage exposure is minimal

Phoenix Today
•
Improved Financial Performance
•
Substantial Market Opportunities to Sustain Growth
•
Focused Strategies to Seize Opportunities
•
Life and Annuity
•
Asset Management
•
Financial Goals: Continued Earnings Growth and Competitive ROE

9.6
10.9
13.2
13.7
13.3
9.6
9.1
10.5

14.1
14.7
4.9
5.3
6.7
7.1
6.3
6.1
5.5
6.2
8.2
8.9
9.3
0
5
10
15
1996 1998 2000 2002 2004 2006
Sources:  TNS Global, 2006, Phoenix Wealth Survey
Affluent/HNW1
HNW/Affluent Market: Opportunity from
Favorable Demographics
HNW1
12%
14%
33%
33%
36%
42%
43%
Unforeseen healthcare expenses
Inflation erodes income
Poor investments diminish assets
Outliving my assets
Needing to change lifestyle
Hardship due to premature death
Inefficient passing of wealth due to death
HNW/Affluent Households
Top Retirement Concerns
1. High net worth defined as households with $1 million or more, affluent as $500,000 or more, of net worth excluding primary residence

Life Expectancy
Asset Accumulation
Health Insurance and
Long Term Disability
Wealth Transfer
Life Insurance
Asset Monetization
Wealth Preservation
Health Insurance and
Long Term Care
Income Benefits
Annuities
HNW/Affluent Market: Opportunity from
Changing Needs

Phoenix Today
•
Improved Financial Performance
•
Substantial Market Opportunities to Sustain Growth
•
Focused Strategies to Seize Opportunities
•
Life and Annuity
•
Asset Management
•
Financial Goals: Continued Earnings Growth and Competitive ROE

16 Focused Strategy Focus on High Net Worth / Affluent Market Pure Manufacturer Partnering Capabilities Sweet Spot

Life Insurance Performance
An Emerging Market Leader
Phoenix in 2002-03
•
Strong Market Niche
•
Solid Insurance Fundamentals
•
Limited Investment in New Products
•
Expensive Captive Distribution
Phoenix Today
•
Robust Life Sales Growth
•
Solid Insurance Fundamentals
•
New Products Launched Quarterly
•
Successful State Farm Relationship,
Agreement Through 2016
•
Broad, Expanding Distribution
•
Improving Time to Offer/Issue to Gain
Competitive Advantage
•
Strong Reliance on PPGAs
•
Industry-Level Time to Offer/Issue

Revitalized Annuity Performance
Phoenix in 2002-03
•
Declining Deposits
•
Low-Margin Fixed Annuities/RPE
•
Outdated Product Portfolio
Phoenix Today
•
Growing Deposits
•
Higher-Margin Variable Annuities
•
Complete Range of Living Benefits with
Three-Greek Hedging Capabilities
•
Sales Driven by Differentiated Strategic
Alliances
•
Sales Driven by Captive/Limited
Wirehouse Distribution

19 Life and Annuity Growth Drivers • Product Excellence and Innovation • Broad and Expanding Distribution • Partnering Capabilities • Operational Excellence

Growth Driver:
Product Excellence and Innovation
•
Maintain competitive core portfolio
•
UL: Current Assumption, Guaranteed, Survivorship w/Guarantee,
Indexed
•
VUL
•
Term
•
Offer unique products and features for specific markets or distributors
•
First to Die
•
Right to Bid
•
VUL: Living Benefits, Simplified Issue
•
Monitor and maintain competitive pricing
•
Ensure underwriting quality

Variable Universal Life
Insurance
Margin¹
57.2% 60.4% 65.3%
Surrender
Ratio²
5.8% 5.7% 6.5%
Universal Life
Insurance
Margin¹
51.8% 49.4% 53.7%
Investment
Margin³
2.02% 1.97% 1.99%
Surrender
Ratio²
4.6% 4.9% 3.9%
Annuities
Investment Margin
4
1.92% 1.86% 1.96%
Surrender Ratio
5
16.9% 17.2%     14.5%
1.  Net death benefits as a percentage of cost of insurance charges. 2006 full year ratios exclude the effects of 4Q UL & VUL unlocking
2.  Surrenders as a percentage of average fund balances; annualized
3.  Interest earned less interest credited as a percentage of average fund balances; annualized
4.  Fees plus interest minus interest credited as a percentage of average fund balances; annualized
5.  Surrenders as a percentage of average fund balances; annualized;  excludes PFG, RPE and fixed annuities
Full Year
YTD Sept 30,
2006 2007
2006
Life and Annuity: Sound Fundamentals

Product Innovation: Life Solutions
• Phoenix at forefront of efforts to help people best meet their needs for retirement income, including possible monetization of insurance
• Will offer range of solutions
• Extension of core skills
-
Mortality underwriting
-
Actuarial pricing
-
Product structuring
• Partnership opportunities abound
-
Investors
-
Distributors
-
Investment banks
• Natural hedge to core business

Product Innovation: Alternative Products
• Customers are looking for simple, transparent, low-cost, flexible products that address retirement income needs and risks
• Phoenix is developing products that extend features of life and annuity products to other financial products
• No conflict with existing inforce or distribution
• Leverages our core skill set, including investment in hedging capabilities
• Patents filed

Shifting Distribution Landscape
•
Partner with alternative distribution outlets
-
Associations
-
Group and work site companies
-
Banks
•
Key channels not fully exploited
-
Direct
-
Work site
-
Banks
•
Develop BGA channel
•
Leverage HNW expertise
•
Develop tailored product offerings
•
Growth of independent advisors
•
Fully leverage wholesaling model
•
Further cultivate State Farm relationship
•
Diminishing role of career distribution
Opportunities Trends

Growth Driver: Partnering Capabilities
Unique Alliance with State Farm
•
Combined life and annuity sales through State Farm increased 359%
from 2002 to 2006 and 31% from YTD 3Q06 to YTD 3Q07
•
Currently doing business with about 45% of 11,000 eligible State Farm agents
•
State Farm has decided it will no longer offer their VUL and VA at the end of 2008, relying on Phoenix for their affluent and HNW customer needs
•
We target doubling of life sales with State Farm over next four years

Growth Driver: Broad and Expanding
Distribution
•
Brokerage general agents (BGAs) represent new channel to access brokerage for Phoenix
•
BGA sales make up 46% of total first-year life insurance sales in the industry¹
•
Compound annual growth rate in 2001-06 of 16% vs. industry growth of 5%
•
Provides multi-carrier support for emerging advisers
1. LIMRA YTD Sept 30, 2007

Growth Driver: Partnering Capabilities
Differentiated Annuity Relationships
National Life Group of Vermont
•
Alliance to co-market Phoenix variable annuity products with living benefits
•
National Life Group’s Sentinel funds offered as investment options in Phoenix variable annuities
Jefferson National
•
Alliance to develop low-cost, no-load variable annuities with living benefits and broad investment options
•
To be sold and serviced to broker dealers with large registered investment adviser (RIA) populations using Jefferson National’s technology platform
•
Average deposit amount of $250,000 of Jefferson National
Monument Advisor fits our high-net-worth focus
•
No conflict with existing inforce or distribution

Growth Driver: Operational Excellence
•
Service sells
•
Structural change: Moving to distributor-focused organization
•
Functional change: Implementing Lean processes to improve operational speed and productivity to drive market share
-
In State Farm pilot, underwriter productivity increased by 75%, speed to issue cut almost in half
-
Plan to start BGA/Independent pilot on informals in 2008; placement rate for informals would more than double with our targeted reduction in speed to offer, leapfrogging the competition
Contracting Application
Completion
Submission Processing/
Data Entry
Appointment Case
Management
Underwriting Policy Issue Compensation
Payment

Phoenix Today
•
Improved Financial Performance
•
Substantial Market Opportunities to Sustain Growth
•
Focused Strategies to Seize Opportunities
•
Life and Annuity
•
Asset Management
•
Financial Goals: Continued Earnings Growth and Competitive ROE

Asset Management Performance
Phoenix in 2002-03
•
Multiple Operating Agreements, Less
Than 100% Ownership
•
Poor Relative Investment
Performance
•
Large Net Outflows
•
Overconcentration in Large-Cap
Growth Equity
•
Emphasis on Managed Accounts
Phoenix Today
•
Single Business, 100% Owned
•
Proprietary Strategies Only
•
Superior Relative Investment
Performance
•
Stable Net Flows
•
Equity/Fixed Income Balance
•
Leveraged Managed Account
Distribution to Grow Mutual Funds
•
Balance of Internal and External
Management
•
Acquire Capabilities Through
Subadvisors/Fund Adoption
•
Acquire Capabilities Through
Acquisition

Asset Management: Improved Net Flows
$7.0
$6.7
$10.3
$7.7
$5.7
$7.2
2003 2004 2005 2006 YTD
3Q06
YTD
3Q07
$ in billions
Assets Under Management
Inflows
($8.1)
($13.3)
($15.9)
($11.8)
($9.6)
($6.8)
2003 2004 2005 2006 YTD
3Q06
YTD
3Q07
Outflows
Net flows     $(1.1)
$(6.6)    $(5.6)    $(4.1)    $(3.9)     $0.4
$46.3
$42.9
$37.4
$45.0
$43.9
$46.5
2003 2004 2005 2006 YTD
3Q06
YTD
3Q07

Asset Management: Stable EBITDA/Margin
$111
$116
$154
$182
$219
2004 2005 2006 YTD
3Q06
YTD
3Q07
$29
$37
$35
$36
$31
2004 2005 2006 YTD
3Q06
YTD
3Q07
Management Fees Operating Margin EBITDA
$ in millions
17.6%
16.6%
16.4%
16.5%
18.4%
2004 2005 2006 YTD
3Q06
YTD
3Q07

Improved Investment Performance
Percent of AUM exceeding benchmarks
1 Year 3 Year 5 Year
32%
68%
March 30, 2003 September 30, 2007
41%
70%
March 30, 2003 September 30, 2007
42%
67%
March 30, 2003 September 30, 2007

Strong Mutual Fund Performance
Morningstar Rating Sept 2007
*****
17%
****
39%
***
24%
**
14%
*
6%
100%
56%
80%
Percentage of our assets in each Morningstar rating category :
1. Load Waived Morningstar, AUM excludes non-rated funds
1

Asset Management Growth Strategy:
Tactical Execution Without Capital Investment
Distribution
Product
• Increase wholesaler productivity
• Focus on key firms and top
producers
• Expand platform presence
• Explore non-traditional distribution
channels
•
Maintain investment performance
• Develop new product
• Opportunistically explore fund
adoptions
• Continue rationalization of
product line

Phoenix Today
•
Improved Financial Performance
•
Substantial Market Opportunities to Sustain Growth
•
Focused Strategies to Seize Opportunities
•
Life and Annuity
•
Asset Management
•
Financial Goals: Continued Earnings Growth and Improved Valuation

Legacy Issues Depress GAAP Returns
September 30, 2007
ROE
1
Life and Annuity
Closed Block 7.7%
Other life 11.1%
Annuity – continuing products 7.6%
Annuity – discontinued products 0.7%
Total Life & Annuity 8.7%
Asset Management 0.5%
Corporate and Other
Total 5.9%
NM
1 Operating income/allocated shareholders’ equity excluding FAS 115, other accumulated OCI and FIN 46-R
Large, stable block with
commensurately low returns
Sub-scale line affected by
discontinued blocks (RPE and fixed
annuities)
Intangible assets related to growth
through acquisition

Summary
•
Plan laid out five years ago to stabilize, restructure, and grow company has largely been accomplished
•
Phoenix is a substantially transformed company
•
Market dynamics play to our strengths
•
Our strategies position us well for further growth

39 Appendix

Reconciliation of Income Measures
$ in millions
December 31,
2007 2006 2006 2005 2004 2003
Total Operating Income 106.7 51.9 88.2 101.7 80.6 57.3
Net Realized Investment Gains
12.1 12.3 21.8 25.5 5.7 3.2
Realized Gains (Losses) - Investments Pledged as Collateral Consolidated Under FIN 46-R
0.6 (0.8) (1.0) 1.3 (12.9) (2.4)
Realized and Unrealized Gains (Losses) on Equity Investment in Aberdeen
(7.0) 55.9 (55.0)
Share of Aberdeen's Extraordinary Charge for FSA Settlement
(14.7) -
Surplus Notes Tender Costs
(6.4) -
Management Restructuring and Early Retirement Costs (7.8) (9.1) (12.4) (21.9) (8.5)
Other income
1.3
Income (Loss) from Continuing Operations 119.4 55.6 99.9 109.1 86.3 (4.1)
Income (Loss) from Discontinued Operations (0.7) 0.1 (2.1)
Net Income (Loss) 119.4 $       55.6 $      99.9 $        108.4 $     86.4 $         (6.2) $
YTD September

Reconciliation of Operating Income to EBITDA
$ in millions
YTD September December 31,
2007 2006 2006 2005 2004 2003
Asset Management Pre-tax Operating Income (Loss) 5.5 $            (26.7) $       (28.6) $        (10.5) $        0.1 $           (8.7) $
Adjustments for:
Intangible asset amortization and impairments 22.6             56.6           64.5            43.8            33.8            33.2
Depreciation 0.9               0.8             1.0              1.7              2.2              2.7
EBITDA 29.0 $          30.7 $        36.9 $         35.0 $         36.1 $         27.2 $

Contact Information
The Phoenix Companies, Inc.
Investor Relations
One American Row
P.O. Box 5056
Hartford, CT 06102-5056
Phone: 1-860-403-7100
Fax: 1-860-403-7880
pnx.ir@phoenixwm.com
www.phoenixwm.com
Insurance and annuities issued by Phoenix Life Insurance Company (East Greenbush, NY), PHL Variable Insurance Company
(PHLVIC) (Hartford, CT) and Phoenix Life and Annuity Company (PLAC) (Hartford, CT). PHLVIC is not authorized to conduct business in NY and ME. PLAC is not authorized to conduct business in CA, GA, MA, ME, MN, NH, and NY and not authorized to conduct variable universal life insurance business in ID and LA. The insurers referenced are separate entities and each is responsible only for its own financial condition and contractual obligations.
Securities distributed by Phoenix Equity Planning Corp. (Hartford, CT), member NASD and subsidiary of Phoenix Investment Partners,
Ltd., a member of The Phoenix Companies, Inc.
Not all products and services described here are available in all states of the USA.